MARIX ADVISORS VALUE FUND, INC.
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                          Supplement to the Prospectus
                             dated October 28, 2002


Effective November 22, 2002, the distributor for the Matrix Advisors Value Fund, Inc. (the "Fund") will be Quasar Distributors, LLC as indicated in the prospectus dated October 28, 2002. Until then, the Fund will continue to be self-distributed.




               Please retain this Supplement with the Prospectus.
           The date of this Prospectus Supplement is October 28, 2002.